                                                                    Exhibit 99.2












                              THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                         AS OF AND FOR THE THREE-MONTH
                                 PERIODS ENDED

                            MARCH 31, 2001 AND 2000

                        TABLE OF CONTENTS

                        The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission, and the explanation of the "Basis of Financial Information Presented" on the following page.

                        All amounts included herein are Unaudited. Certain total amounts herein cannot be recalculated due to rounding.

                        BASIS OF FINANCIAL INFORMATION PRESENTED                                             2

                        WALL STREET ANALYST COVERAGE DATA                                                    3

                        CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES AND RATINGS                                4

                        SUMMARY FINANCIAL INFORMATION                                                        5-6

                        CONSOLIDATED RESULTS
Exhibit 1               Consolidated Income Statement Data                                                   7
Exhibit 2               Operating Income and Earnings Per Share                                              8

                        PROTECTION PRODUCTS SEGMENT
Exhibit 3               Protection Products Segment Description                                              9
Exhibit 4               Protection Income Statement Data                                                     10
Exhibit 5A              Group Pension Data                                                                   11
Exhibit 5B              Closed Block Data                                                                    12
Exhibit 5C              Fixed Maturities by Credit Quality -Closed Block                                     13
Exhibit 6               Premiums and Inforce                                                                 14
Exhibit 7               Statutory Direct Premiums                                                            15

                        ACCUMULATION PRODUCTS SEGMENT
Exhibit 8               Accumulation Products Segment Description                                            16
Exhibit 9               Accumulation Income Statement Data                                                   17
Exhibit 10              Accumulation Assets Under Management                                                 18

                        RETAIL BROKERAGE AND INVESTMENT BANKING
Exhibit 11              Retail Brokerage and Investment Banking Segment Description                          19
Exhibit 12              Retail Brokerage and Investment Banking Income Statement Data                        20
Exhibit 13              Income Statement Detail and Advest Data                                              21

                        OTHER SEGMENT
Exhibit 14              Other/Reconciling Products Segment Description                                       22
Exhibit 15              Other/Reconciling Income Statements Data                                             23

                        INVESTMENTS
Exhibit 16              Investments                                                                          24
Exhibit 17              Invested Assets                                                                      25
Exhibit 18              Investment Results                                                                   26
Exhibit 19A             Fixed Maturities Credit Quality                                                      27
Exhibit 19B             Fixed Maturities by Industry                                                         28
Exhibit 19C             Venture Capital Partnership Investments                                              29
Exhibit 20              Mortgages at Carrying Value                                                          30
Exhibit 21A             Equity Real Estate                                                                   31
Exhibit 21B             Mortgages and Real Estate                                                            32

                        HISTORICAL
Exhibit 22              Quarterly Earnings                                                                   33

                        EXPENSES
Exhibit 23              Statutory Expense Ratios                                                             34

                    BASIS OF FINANCIAL INFORMATION PRESENTED

On November 16, 1998, pursuant to an order by the New York Superintendent of Insurance approving its Plan of Reorganization (the "Plan"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of The MONY Group, Inc., (the "MONY Group"), a Delaware corporation organized for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established, as required under the New York Insurance law, a closed block to fund the guaranteed benefits and dividends, at the then current dividend scales in effect, of certain participating insurance policies included therein and eligible policyholders of MONY received cash, policy credits, or shares of common stock in the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering of approximately 12.9 million shares of its common stock at an initial public offering price of $23.50 per share.

On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3 (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which was effective immediately. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for 1999 and 1998 presented herein have been restated from that reported in the Company's prior statistical supplements to reflect the reclassification of demutualization expenses from extraordinary items to its own income statement line item entitled "Demutualization Expenses".

WALL STREET ANALYST COVERAGE DATA

BROKERAGE                                                         ANALYST                                     TELEPHONE
Conning & Company                                ............     Paul S. Goulekas          ............      (860) 520-1256
Deutsche Bank Securities                         ............     Vanessa Wilson            ............      (212) 469-5000
Fox-Pitt, Kelton                                 ............     Ronald McIntosh           ............      (212) 687-1105
Goldman Sachs                                    ............     Joan Zief                 ............      (212) 902-6778
Keefe, Bruyette & Woods, Inc.                    ............     Jeff Schuman              ............      (212) 432-4510
Langen McAlenney                                 ............     Robert R. Glasspiegel     ............      (860) 724-1203
Morgan Stanley Dean Witter                       ............     Nigel Dally               ............      (212) 761-6235
Philo Smith                                      ............     James Inglis              ............      (203) 348-7365
Putnam Lovell, de Guardiola & Thorton, Inc.      ............     Al Capra                  ............      (212) 546-7640
Salomon Smith Barney                             ............     Colin Devine              ............      (212) 816-1682
Dresdner Kleinwort Wasserstein                   ............     Thomas G. Gallagher       ............      (212) 903-2191
Lehman Brothers Inc.                             ............     E. Stewart Johnson        ............      (212) 526-8190
Sandler O'Neil                                   ............     Nick Pirsos               ............      (212) 466-7920

INVESTOR INFORMATION LINE

Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES AND RATINGS

                                                  INDUSTRY(1)          COMMERCIAL(1)
MONY Life Insurance Company                        RATINGS             PAPER RATINGS
1740 Broadway
New York, NY 10017                                 Standard               Standard
                                                   & Poors                & Poors
MONY Life Insurance Company of America               AA-                     A-
1740 Broadway
New York, NY 10017                                   A.M.                   A.M.
                                                     Best                   Best
U.S. Financial Life Insurance Company                 A                      a-
10290 Alliance Road
Cincinnati, OH 45242                               Moody's                Moody's
                                                      A2                    Baa1
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450                  Fitch                  Fitch
Atlanta, GA 30326                                    AA-                     A-

MONY Securities Corporation
1740 Broadway
New York, NY 10017

Trusted Securites Advisors Corp.
9800 Bren Road East, Suite 300
Minnetonka, MN 55343


(1) MONY Life Insurance Company

(UNAUDITED)

                          SUMMARY FINANCIAL INFORMATION

                                                              THREE-MONTHS ENDED
                                                                   MARCH 31,
                                                            2001              2000
                                                                 ($ MILLIONS)
                                                                 ------------
CONSOLIDATED INCOME STATEMENT DATA (2):
Total Revenues                                            $ 512.3           $ 655.0

Operating Income (1)                                      $  11.7           $ 124.2
Less:
     Venture Capital (Income)/Loss                        $   3.1           $(101.3)
                                                          -------           -------
Operating Income, excluding venture capital income        $  14.8           $  22.9


Income before extraordinary item                          $  13.3           $ 137.9
Net Income                                                $  13.3           $ 101.2


Per Share Amounts:
Operating Income Per Share (1)
   Basic                                                  $  0.24           $  2.64
   Diluted                                                $  0.23           $  2.60
Operating Income, excluding venture capital income
   Basic                                                  $  0.30           $  0.49
   Diluted                                                $  0.29           $  0.48
Income before extraordinary item
   Basic                                                  $  0.27           $  2.93
   Diluted                                                $  0.26           $  2.89
Net Income Per Share

  Basic                                                   $  0.27           $  2.15
  Diluted                                                 $  0.26           $  2.12



OTHER DATA:
Employee count                                              3,994*            2,358
Career agent count (Domestic and International)             2,401             2,285
US Financial Life Brokerage General Agencies                  233               230
Trusted Advisors Registered Representatives                   433               335
Active Enterprise Selling Agreements                          373               408
Advest Financial Advisors                                     468               N/A


 * MARCH 31, 2001 EMPLOYEE COUNT  INCLUDES  ADVEST AND MATRIX

(1) See Exhibit 2A for a reconciliation of Net Income to Operating Income.

(UNAUDITED)

                                                               MARCH 31,            DECEMBER 31,
                                                                 2001                  2000
                                                                       ($ MILLIONS)
                                                                       ------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)        $  11,746.9           $  11,222.5
Assets transferred in Group Pension Transaction                  4,832.0               4,927.7
Separate account assets                                          5,255.4               5,868.1
Deferred policy acquisition costs                                1,145.9               1,209.7
Other assets                                                     2,933.0               1,347.3
                                                             -----------           -----------
   Total Assets                                              $  25,913.2           $  24,575.3
Policyholders' liabilities                                      10,291.0              10,281.7
Liabilities transferred in Group Pension Transaction             4,800.0               4,897.2
Separate account liabilities                                     5,252.7               5,865.3
Short term debt                                                    385.9                  52.3
Long term debt - surplus notes                                       1.9                   2.0
Long term debt - other                                             583.1                 569.1
Other liabilities                                                2,396.9                 868.8
                                                             -----------           -----------
   Total Liabilities                                         $  23,711.5           $  22,536.4
Equity                                                           2,169.6               2,025.9
Accumulated comprehensive income (ACI)                              32.1                  13.0
                                                             -----------           -----------
   Total Shareholders' Equity                                $   2,201.7           $   2,038.9
                                                             -----------           -----------
   Total Liabilities and Shareholders' Equity                $  25,913.2           $  24,575.3
                                                             ===========           ===========

SHARE DATA:
Number of Shares Used in Basic Calculations                   49,787,400            46,153,589
Number of Shares Used in Diluted Calculations                 51,004,629            48,635,427

CAPITALIZATION:
Long-term debt                                                     585.0                 571.1
Shareholders Equity (Excluding ACI)                              2,169.6               2,025.9
                                                             -----------           -----------
Total capitalization                                             2,754.6               2,597.0
                                                             ===========           ===========
Debt as Percent of Total Capitalization                               21%                   22%
                                                             ===========           ===========


STATUTORY DATA:
Capital and Surplus                                          $   1,090.4               1,154.8
Asset Valuation Reserve (AVR)                                $     253.4           $     281.3
                                                             -----------           -----------
Total Capital and Surplus plus AVR                           $   1,343.8           $   1,436.1
                                                             ===========           ===========

EXHIBIT 1
(UNAUDITED)

                     CONSOLIDATED INCOME STATEMENT DATA (1)

                                                               THREE-MONTHS ENDED
                                                                    MARCH 31,
                                                               2001          2000
                                                                  ($ MILLIONS)
                                                                  ------------
REVENUES:
Premiums                                                      $165.1        $165.0
Universal life and investment-type product policy fees          49.7          49.9
Net investment income                                          183.7         351.8
Net realized gains on investments                                2.5          18.6
Group Pension Profits                                            9.9          10.1
Retail Brokerage and Investment Banking                         71.1          18.4
Other income                                                    30.3          41.2
                                                              ------        ------
                                                               512.3         655.0
                                                              ======        ======
BENEFITS AND EXPENSES:
Benefits to policyholders                                      197.7         180.7
Interest credited to policyholders account balances             28.3          28.4
Amortization of deferred policy acquisition costs               37.2          37.5
Dividends to policyholders                                      54.6          57.2
Other operating costs and expenses(2)                          174.2         139.0
                                                              ------        ------
                                                               492.0         442.8
                                                              ------        ------
Income before income taxes and extraordinary item               20.3         212.2
Income tax expense                                               7.0          74.3
                                                              ------        ------
Income before extraordinary item                                13.3         137.9
Extraordinary item, net                                           --         (36.7)
                                                              ------        ------
Net income                                                    $ 13.3        $101.2
                                                              ======        ======


(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission. The results reported for the three-month periods ended March 31, 2001 and 2000 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated (See "Basis of Financial Information presented").

(2) Includes operating costs and expenses related to Advest and Matrix in 2001.

EXHIBIT 2
(UNAUDITED)

                     OPERATING INCOME AND EARNINGS PER SHARE

                                                                    THREE-MONTHS ENDED
                                                                         MARCH 31,
                                                                2001                    2000
                                                           ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                           --------------------------------------
OPERATING INCOME:
Net Income                                                  $     13.3             $    101.2
Less:
  Net realized gains on investments (after-tax)                   (1.5)                 (12.1)
Plus:
  Policyholder dividends resulting from closed block
  realized gains (after tax)                                      (0.1)                  (1.6)
  Extraordinary Items                                               --                   36.7
                                                            ----------             ----------
Operating Income                                            $     11.7             $    124.2
Venture Capital (Income)/Loss                               $      3.1             $   (101.3)
                                                            ----------             ----------
Operating Income, excluding venture capital income          $     14.8             $     22.9
                                                            ==========             ==========

PER SHARE CALCULATIONS:

OPERATING INCOME PER SHARE :
   BASIC                                                    $     0.24             $     2.64
   DILUTED                                                  $     0.23             $     2.60

OPERATING INCOME, EXCLUDING VENTURE CAPITAL INCOME:
   Basic                                                    $     0.30             $     0.49
   Diluted                                                  $     0.29             $     0.48

INCOME BEFORE EXTRAORDINARY ITEM PER SHARE:
   BASIC                                                    $     0.27             $     2.93
   DILUTED                                                  $     0.26             $     2.89

NET INCOME PER SHARE:
   BASIC                                                    $     0.27             $     2.15
   DILUTED                                                  $     0.26             $     2.12

SHARE DATA:
  Weighted-average shares outstanding used in
                     basic per share calculations           48,720,335             47,104,995
  Plus: Incremental shares from
                     dilutive securities                     1,594,447                598,886
                                                            ----------             ----------
  Weighted-average shares used in diluted per
                     per share calculations                 50,314,782             47,703,881
                                                            ==========             ==========

EXHIBIT 3

                           PROTECTION PRODUCTS SEGMENT

The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor life, last survivor life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction. The Unaudited Protection Segment Income Statement presented in Exhibit 4 combines the individual components of the Closed Block activity for the periods presented with the protection segment activity outside the Closed Block as it will be presented in the notes to the Company's consolidated financial statements in the Company's filings with the Securities and Exchange Commission.

EXHIBIT 4
(UNAUDITED)

                         PROTECTION PRODUCTS SEGMENT (1)
                              INCOME STATEMENT DATA

                                                                          THREE-MONTHS ENDED
                                                                               March 31,
                                                                         2001            2000
                                                                             ($ MILLIONS)
                                                                             ------------
REVENUES:
Premiums                                                                 $161.6         $162.5
Universal life and investment-type product policy fees                     34.5           30.3
Net investment income                                                     148.2          273.2
Group pension profits                                                       9.9           10.1
Other income                                                               (2.2)           4.1
                                                                         ------         ------
     Total revenues                                                       352.0          480.2
                                                                         ------         ------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                 183.2          170.4
Interest credited to policyholder account balances                         15.5           13.4
Amortization of deferred policy acquisition costs                          30.9           30.0
Dividends to policyholders                                                 54.0           56.6
Other operating costs and expenses                                         49.6           79.1
                                                                         ------         ------
    Total benefits and expenses                                           333.2          349.5
                                                                         ------         ------

Pre-tax operating income                                                   18.8          130.7
Net realized gains on investments                                           1.7           10.4
                                                                         ------         ------
Pre-tax income                                                           $ 20.5         $141.1
                                                                         ======         ======

OPERATING INCOME RECONCILIATION:
Pre tax operating income (above)                                           18.8          130.7
Policyholder dividends resulting from closed block realized gains          (0.1)          (2.5)
                                                                         ------         ------
Operating Income                                                         $ 18.7         $128.2
                                                                         ======         ======


(1) These income statements present the results of operations of the Company's protection products segment for the periods indicated as will be reported in the Company's filings with the Securities and Exchange Commission. The results reported for the three-month periods ended March 31, 2001 and 2000 present the individual components of the Closed Block activity combined with the protection segment activity outside the Closed Block for the periods indicated (See "Basis of Financial Information Presented.")

EXHIBIT 5A
(UNAUDITED)

                              GROUP PENSION PROFITS
                              INCOME STATEMENT DATA

                                                           THREE-MONTHS ENDED
                                                               March 31,
INCOME STATEMENT DATA:                                     2001         2000
                                                             ($ MILLIONS)
                                                             ------------
REVENUES:
Policy Product Fees                                       $ 5.3        $ 6.1
Net investment income                                      27.2         30.1
Net realized gains on investments                           1.6          0.6
                                                          -----        -----
     Total revenues                                        34.1         36.8
                                                          -----        -----

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances         18.5         20.9
Other operating costs and expenses                          5.7          5.8
                                                          -----        -----
    Total benefits and expenses                            24.2         26.7
                                                          -----        -----

                                                          -----        -----
    GROUP PENSION PROFITS                                 $ 9.9        $10.1
                                                          =====        =====

                      GROUP PENSION ASSETS AND LIABILITIES

                                              MARCH 31,       DECEMBER 31,
                                                 2001             2000
                                                     ($ millions)
                                                     ------------
BALANCE SHEET DATA :

ASSETS:
General Account
  Fixed Maturities                             $1,416.0        $1,419.0
  Mortgage loans on real estate                    43.9            47.5
  Cash and cash equivalents                         4.3            18.5
  Other assets                                     21.7            26.0
                                               --------        --------
      Total general account assets              1,485.9         1,511.0
Separate account assets                         3,346.1         3,416.7
                                               --------        --------
       Total Assets                            $4,832.0        $4,927.7
                                               ========        ========
LIABILITIES:
General account
   Policyholder account balances               $1,441.1        $1,468.1
   Other liabilities                               12.8            12.4
                                               --------        --------
      Total general account liabilities         1,453.9         1,480.5
Separate account liabilities                    3,346.1         3,416.7
                                               --------        --------
    Total Liabilities                          $4,800.0        $4,897.2
                                               ========        ========

EXHIBIT 5B
(UNAUDITED)

                          CLOSED BLOCK INCOME STATEMENT

                                                          MARCH 31,      MARCH 31,
                                                            2001           2000
                                                               ($ millions)
                                                               ------------
REVENUES:

Premiums                                                   $129.3         $135.7
Net investment income                                        99.9           96.4
Net realized gains on investments                            (0.1)          (2.5)
Other Income                                                  0.5            0.8
                                                           ------         ------
     Total revenues                                        $229.6         $230.4
                                                           ------         ------
BENEFITS AND EXPENSES:
Benefits to Policyholders                                  $141.4         $141.6
Interest Credited to Policyholders Account Balances           2.1            2.2
Amort. Of Def. Policy Acquisition Costs                      21.2           17.6
Dividends to Policyholders                                   53.5           56.6
Operating Costs & Expenses                                    1.7            1.8
                                                           ------         ------
    Total benefits and expenses                             219.9          219.8
                                                           ------         ------

      Closed Block Profit                                  $  9.7         $ 10.6
                                                           ======         ======

                       CLOSED BLOCK ASSETS AND LIABILITIES

                                            MARCH 31,      DECEMBER 31,
                                              2001            2000
                                                  ($ millions)
                                                  ------------
BALANCE SHEET DATA :

ASSETS:

General Account
  Fixed Maturities                          $3,621.1        $3,543.1
  Mortgage loans on real estate                566.4           566.0
  Policy Loans                               1,175.6         1,183.9
  Cash and cash equivalents                    209.4           167.8
  Premiums receivable                            8.2            13.6
  Deferred policy acquisition costs            485.3           552.6
  Other assets                                 230.9           224.2
                                            --------        --------
      Total closed block assets             $6,296.9        $6,251.2
                                            ========        ========
LIABILITIES:

General account
   Future policy benefits                   $6,820.9        $6,826.8
   Policyholders' account balances             293.0           293.3
   Other policyholders' liabilities            180.1           173.5
   Other liabilities                            76.6            22.2
                                            --------        --------
      Total closed block liabilities        $7,370.6        $7,315.8
                                            ========        ========

EXHIBIT 5C
(UNAUDITED)

                FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

                                                      QUARTER ENDED                                      YEAR ENDED
                                                      MARCH 31, 2001                                  DECEMBER 31, 2000
 NAIC     RATING AGENCY                   AMORTIZED       % OF        ESTIMATED             AMORTIZED        % OF       ESTIMATED
RATING    EQUIVALENT DESIGNATION             COST         TOTAL       FAIR VALUE               COST          TOTAL      FAIR VALUE
------    ----------------------             ----         -----       ----------               ----          -----      ----------
                                                      ($ MILLIONS)
                                                      ------------
  1       Aaa/Aa/A                       $ 1,418.6        76.8%        $1,448.0             $ 1,390.8        77.2%       $1,395.4
  2       Baa                                371.7        19.7%           371.5                 366.1        19.7%          356.3
  3       Ba                                  65.5         3.3%            61.1                  60.5         3.0%           53.2
  4       B                                    0.6         0.0%             0.6                   0.6         0.0%            0.6
  5       Caa and lower                         --         0.0%              --                    --         0.0%             --
  6       In or near default                   3.6         0.2%             4.3                   1.4         0.1%            1.4
                                         ---------       ------        --------             ---------       ------       --------
          Subtotal                         1,860.0       100.0%         1,885.5               1,819.4       100.0%        1,806.9
          Redeemable preferred stock                       0.0%                                               0.0%
                                                         ------                                             ------
          Total Public Fixed
          Maturities                     $ 1,860.0       100.0%        $1,885.5             $ 1,819.4       100.0%       $1,806.9
                                         =========       ======        ========             =========       ======       ========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

                                                      QUARTER ENDED                               YEAR ENDED
                                                      MARCH 31, 2001                           DECEMBER 31, 2000
 NAIC     RATING AGENCY                   AMORTIZED        % OF        ESTIMATED       AMORTIZED          % OF         ESTIMATED
RATING    EQUIVALENT DESIGNATION             COST          TOTAL       FAIR VALUE         COST            TOTAL        FAIR VALUE
------    ----------------------             ----          -----       ----------         ----            -----        ----------
                                                       ($ MILLIONS)                                   ($ MILLIONS)
                                                       ------------                                   ------------
  1       Aaa/Aa/A                       $  803.8        47.7%         $  828.8        $  810.1           47.3%        $  820.5
  2       Baa                               801.2        47.6%            825.5           824.5           48.1%           835.7
  3       Ba                                 71.5         4.1%             71.6            72.1            4.0%            70.3
  4       B                                     -         0.0%                -               -            0.0%               -
  5       Caa and lower                       9.7         0.6%              9.7             9.7            0.6%             9.7
  6       In or near default                    -         0.0%                -               -            0.0%               -
                                         --------       ------         --------        --------          ------         -------
          Subtotal                        1,686.2       100.0%          1,735.6         1,716.4          100.0%         1,736.2
          Redeemable preferred stock                      0.0%                                             0.0%
                                                        ------                                           ------

          Total Private Fixed

          Maturities                     $1,686.2       100.0%         $1,735.6        $1,716.4          100.0%        $1,736.2
                                         ========       ======         ========        ========          ======        ========


TOTAL FIXED MATURITIES BY CREDIT QUALITY

                                                      QUARTER ENDED                               YEAR ENDED
                                                      MARCH 31, 2001                             DECEMBER 31, 2000
 NAIC     RATING AGENCY                  AMORTIZED       % OF          ESTIMATED       AMORTIZED        % OF          ESTIMATED
RATING    EQUIVALENT DESIGNATION            COST         TOTAL         FAIR VALUE         COST          TOTAL         FAIR VALUE
------    ----------------------            ----         -----         ----------         ----          -----         ----------
                                                     ($ MILLIONS)                                   ($ MILLIONS)
                                                     ------------                                   ------------
  1       Aaa/Aa/A                       $2,222.4        62.8%         $2,276.8        $2,200.9         62.6%        $ 2,215.9
  2       Baa                             1,172.9        33.1%          1,197.0         1,190.6         33.6%          1,192.0
  3       Ba                                137.0         3.7%            132.7           132.6          3.5%            123.5
  4       B                                   0.6         0.0%              0.6             0.6          0.0%              0.6
  5       Caa and lower                       9.7         0.3%              9.7             9.7          0.3%              9.7
  6       In or near default                  3.6         0.1%              4.3             1.4          0.0%              1.4
                                             ----       ------         --------        --------        ------        ---------
          Subtotal                        3,546.2       100.0%          3,621.1         3,535.8        100.0%          3,543.1
          Redeemable preferred stock            -         0.0%                -                          0.0%
                                         --------       ------         --------                        ------

          Total Fixed

          Maturities                     $3,546.2       100.0%         $3,621.1        $3,535.8        100.0%         $3,543.1
                                         ========       ======         =========       ========        ======         ========


  The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 6
(UNAUDITED)

                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

                                                 THREE-MONTHS ENDED
                                                      MARCH 31,
                                               2001              2000
                                               ----              ----
                                                    ($ MILLIONS)
PROTECTION BUSINESS SALES:
   Traditional life                           $ 0.1               1.4
   Term                                         8.5               9.3
   Universal life                               4.8               3.4
   Variable universal life                     12.8              15.0
   Corporate owned life insurance              22.8              23.3
   Group universal life                         0.3               0.3
                                              -----             -----
  Total                                       $49.3             $52.7
                                              =====             =====


                                                                               MARCH 31,               DECEMBER 31,
                                                                                  2001                      2000
                                                                                  ----                      ----
INSURANCE IN FORCE ($ IN MILLIONS EXCEPT NUMBER OF POLICIES)

TRADITIONAL LIFE (1):
  Number of policies (in thousands)                                                 872.0                    879.5
   GAAP life reserves                                                          $  7,289.4               $  7,283.7
   Face amounts                                                                $ 68,119.9               $ 67,015.7

UNIVERSAL LIFE:
  Number of policies (in thousands)                                                  75.6                     76.4
   GAAP life reserves                                                          $    689.1               $    681.2
   Face amounts                                                                $ 10,837.6               $ 10,951.6

VARIABLE UNIVERSAL LIFE:
  Number of policies (in thousands)                                                  57.0                     55.0
   GAAP life reserves                                                          $    643.0               $    657.3
   Face amounts                                                                $ 15,336.4               $ 14,798.7

GROUP UNIVERSAL LIFE:
  Number of policies (in thousands)                                                  45.6                     47.3
   GAAP life reserves                                                          $     65.2               $     64.1
   Face amounts                                                                $  1,628.2               $  1,683.0

TOTAL:
  Number of policies (in thousands)                                               1,050.2                  1,058.2
   GAAP life reserves                                                          $  8,686.7               $  8,686.3
   Face amounts                                                                $ 95,922.1               $ 94,449.0

(1) Consists of whole life and term policies

EXHIBIT 7
(UNAUDITED)

                         PROTECTION PRODUCTS SEGMENT
                    STATUTORY DIRECT PREMIUMS BY PRODUCT


                                                                                 THREE-MONTHS ENDED
                                                                                      MARCH 31,
                                                                               2001             2000
                                                                               ----             ----
                                                                                    ($ MILLIONS)
LIFE INSURANCE:
  TRADITIONAL LIFE (1):

  First year & single                                                         $ 40.3           $ 40.9
  Renewal                                                                      108.5            114.6
                                                                              ------           ------
           Total                                                              $148.8           $155.5
                                                                              ======           ======
  UNIVERSAL LIFE:

  First year & single                                                         $  4.2           $  3.6
  Renewal                                                                       25.5             24.7
                                                                              ------           ------
           Total                                                              $ 29.7           $ 28.3
                                                                              ======           ======
  VARIABLE UNIVERSAL LIFE:
  First year & single                                                         $ 16.5           $ 18.6
  Renewal                                                                     $ 21.8           $ 16.5
                                                                              ------           ------
           Total                                                              $ 38.3           $ 35.1
                                                                              ======           ======
CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE:
  First year & single                                                         $ 12.6           $  8.3
  Renewal                                                                       23.6              1.8
                                                                              ------           ------
           Total                                                              $ 36.2           $ 10.1
                                                                              ======           ======
GROUP UNIVERSAL LIFE:
  First year & single                                                         $  0.7           $  0.5
  Renewal                                                                        2.8              3.1
                                                                              ------           ------
           Total                                                              $  3.5           $  3.6
                                                                              ======           ======
   Total life insurance                                                       $256.5           $232.6
                                                                              ======           ======


(1) Consists of whole life and term policies

EXHIBIT 8

                          ACCUMULATION PRODUCT SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

EXHIBIT 9
(UNAUDITED)

                  ACCUMULATION PRODUCTS SEGMENT
                      INCOME STATEMENT DATA

                                                                        THREE-MONTHS ENDED
                                                                             MARCH 31,
                                                                     2001                2000
                                                                     ----                ----
                                                                          ($ MILLIONS)
REVENUES:
Premiums                                                            $ 1.3                $ 0.1
Universal life and investment-type product policy fees               15.2                 18.9
Net investment income                                                19.1                 46.1
Other income                                                         26.2                 31.3
                                                                    -----                -----
     Total revenues                                                  61.8                 96.4
                                                                    -----                -----

BENEFITS AND EXPENSES:
Benefits to policyholders                                             5.8                  5.3
Interest credited to policyholder account balances                   10.3                 12.5
Amortization of deferred policy acquisition costs                     6.3                  7.5
Dividends to policyholders                                            0.4                  0.4
Other operating costs and expenses                                   28.1                 29.9
                                                                    -----                -----
    Total benefits and expenses                                      50.9                 55.6
                                                                    -----                -----

Pre-tax operating income                                             10.9                 40.8
Net realized gains on investments                                     1.1                  4.5
                                                                    -----                -----
Pre-tax income                                                      $12.0                $45.3
                                                                    =====                =====

EXHIBIT 10
(UNAUDITED)

                          ACCUMULATION PRODUCTS SEGMENT
                           ASSETS UNDER MANAGEMENT(1)


                                                    MARCH 31,         MARCH 31,       DECEMBER 31,
                                                      2001              2000             2000
                                                      ----              ----             ----
ACCUMULATION SEGMENT:
Assets under management ($ billions)
  Individual variable annuities                        3.9             $ 4.9             $4.4
  Individual fixed annuities                           0.7               0.8              0.7
  Proprietary retail mutual funds                      4.3               5.2              4.8
                                                       ---             -----             ----
                                                       8.9             $10.9             $9.9
                                                       ===             =====             ====


                                                                            QUARTER ENDED
                                                                              MARCH 31,
                                                                         2001            2000
                                                                         ----            ----
RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value                                                 4.4             4.9
  Sales                                                                   0.1             0.1
  Market appreciation                                                    (0.4)            0.1
  Surrenders and withdrawals                                             (0.1)           (0.2)
                                                                        ------          ------
                                                                          3.9             4.9
                                                                        ======          ======
ENTERPRISE GROUP OF FUNDS:
  Beginning account value                                               $ 4.8           $ 4.8
  Sales                                                                   0.4             0.8
  Dividends reinvested                                                     --             0.2
  Market appreciation                                                    (0.6)           (0.2)
  Redemptions                                                            (0.3)           (0.3)
                                                                        ------          ------
  Ending account value                                                  $ 4.3           $ 5.2
                                                                        ======          ======



(1) In the first quarter of 2001, sales and redemptions are net of exchanges to new product series of $71 million. In the first quarter of 2000 sales and redemptions are net of exchanges to new product series of $294 million.

EXHIBIT 11

                     RETAIL BROKERAGE AND INVESTMENT BANKING


The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, Advest Group Inc ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

EXHIBIT 12
(UNAUDITED)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                              INCOME STATEMENT DATA


                                                            THREE-MONTHS ENDED
                                                                 MARCH 31,
                                                           2001 (1)          2000
                                                                  ($ MILLIONS)
REVENUES:
Net investment income                                          1.0              0.1
Retail Brokerage and Investment Banking                       71.1             18.4
Other Income                                                    --               --
                                                          --------         --------
     Total revenues                                           72.1             18.5
                                                          --------         --------

BENEFITS AND EXPENSES:
Policy Benefits paid or provided                                --               --
Interest credited to policyholder account balances              --               --
Amortization of deferred policy acquisition costs               --               --
Dividends to policyholders                                      --               --
Other operating costs and expenses                            73.8             18.1
                                                          --------         --------
    Total benefits and expenses                               73.8             18.1
                                                          --------         --------
Pre-tax operating income                                      (1.7)             0.4
Net realized gains on investments                             (0.2)              --
                                                          --------         --------
Pre-tax income                                            $   (1.9)        $    0.4
                                                          ========         ========

(1) Includes Advest results for the 2 month period ended March 31, 2001 and Matrix for the 3 month period ended March 31, 2001. Advest was acquired by the MONY Group on January 31, 2001 and acquired Matrix effective January 1, 2001.

EXHIBIT 13
(UNAUDITED)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                                     THREE MONTHS ENDED
                                                          MARCH 30,
                                                          ---------
                                                    2001             2000
                                                    ----             ----
REVENUES:
Commissions                                       $   27.8         $   18.4
Interest                                              13.6               --
Principal transactions                                14.9               --
Asset management and administration                    2.5               --
Investment banking                                     9.8               --
Other                                                  3.3              0.1
                                                  --------         --------
     Total revenues                                   71.9             18.5

EXPENSES:
Compensation                                          36.2              0.9
Interest                                               9.9               --
Goodwill and other intangible amortization             1.5              0.1
Other                                                 26.2             17.1
                                                  --------         --------
    Total expenses                                    73.8             18.1
                                                  --------         --------

Pre-tax  income                                   $   (1.9)        $    0.4
                                                  ========         ========


                              ADVEST - NET INTEREST
                                TWO MONTHS ENDED
                                 MARCH 31, 2001

NET INTEREST INCOME -
Interest Income:
  Brokerage customers        $    6.2             45.6%
  Stock borrowed                  6.2             45.6%
  Investments                     0.1              0.7%
  Security inventory              0.9              6.6%
  Other                           0.2              1.5%
                             --------            -----
                             $   13.6            100.0%
                             ========            =====

Interest Expense:
  Stock loaned               $    6.0             60.6%
  Brokerage customers             1.2             12.1%
  Borrowings                      2.6             26.3%
  Other                           0.1              1.0%
                             --------            -----
                                  9.9            100.0%
                             --------            -----
Net interest income          $    3.7             27.2%
                             ========            =====



                             ADVEST STATISTICAL DATA

                                                                      AS OF
                                                                  MARCH 31, 2001
                                                                  --------------
CLIENT ASSETS (IN MILLIONS)                                         $25,752.0

NUMBER OF CLIENT ACCOUNTS (IN THOUSANDS)                                  240

ASSETS MANAGED UNDER FEE-BASED PROGRAMS (AUM) (IN MILLIONS)         $ 6,215.0

EXHIBIT 14

                              OTHER PRODUCT SEGMENT

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.



                               RECONCILING AMOUNTS


The reconciling amounts include certain benefits for Company benefit plans, the results of the holding company and certain non-recurring items.

EXHIBIT 15
(UNAUDITED)

                       OTHER/RECONCILING PRODUCTS SEGMENT
                              INCOME STATEMENT DATA

                                                                 THREE-MONTHS ENDED
                                                                      MARCH 31,
                                                                2001            2000
                                                                ----            ----
                                                                    ($ MILLIONS)
REVENUES:
Premiums                                                      $    2.2         $    2.4
Universal life and investment-type product policy fees              --              0.7
Net investment income                                             15.4             32.4
Other income                                                       6.3              5.8
                                                              --------         --------
     Total revenues                                               23.9             41.3
                                                              --------         --------

BENEFITS AND EXPENSES:
Benefits to policyholders                                          8.7              5.0
Interest credited to policyholder account balances                 2.5              2.5
Dividends to policyholders                                         0.2              0.2
Other operating costs and expenses                                22.7             11.9
                                                              --------         --------
    Total benefits and expenses                                   34.1             19.6
                                                              --------         --------
Pre-tax operating income                                         (10.2)            21.7
Net realized gains on investments                                 (0.1)             3.7
                                                              --------         --------
Pre-tax income                                                $  (10.3)        $   25.4
                                                              ========         ========

                                   INVESTMENTS


             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION
                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

EXHIBIT 17
(UNAUDITED)

                        CONSOLIDATED GAAP INVESTED ASSETS

                                                                        AS OF                                 AS OF
                                                                   MARCH 31, 2001                        DECEMBER 31, 2000
                                                               CARRYING          % OF                CARRYING            % OF
                                                                VALUE           TOTAL                 VALUE              TOTAL
                                                                -----           -----                 -----              -----
INVESTED ASSETS                                                                         ($ MILLIONS)

Fixed Maturities, Available for Sale                       $     6,846.0        61.9%              $   6,693.0           59.6%
Fixed Maturities, Held to Maturity                                   2.8         0.0%              $        --            0.0%
Equity Securities, Available for Sale                              317.5         2.9%                    328.6            2.9%
Mortgage Loans on Real Estate                                    1,701.0        15.4%                  1,754.7           15.6%
Policy Loans                                                     1,259.2        11.4%                  1,264.6           11.3%
Real Estate to be Disposed Of                                      166.6         1.5%                    171.3            1.6%
Real Estate Held for Investment                                     47.8         0.4%                     40.7            0.4%
Other Invested Assets                                               91.2         0.8%                    100.0            0.9%
Cash and Equivalents                                               625.1         5.7%                    869.6            7.7%
                                                           -------------       -----               -----------          -----
    Invested Assets, excluding Trading Securities           $   11,057.2       100.0%              $  11,222.5          100.0%
                                                                               =====                                    =====
Trading Securities                                                 689.7                                    --
                                                                --------                              --------
    Total Invested Assets                                       11,746.9                              11,222.5
                                                                ========                              ========

The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 18
(UNAUDITED)
INVESTMENT RESULTS BY ASSET CATEGORY


                                                          THREE MONTHS ENDED              THREE MONTHS ENDED
                                                             MARCH 31, 2001                 MARCH 31, 2000
                                                        Yield (2)        Amount       Yield (2)          Amount
                                                       ($ MILLIONS)                  ($ MILLIONS)
                                                        ----------     ----------    ------------    ------------
FIXED MATURITIES
Investment Income                                             7.5%        $ 125.5        7.3%          $ 122.6
Realized Gains (losses)                                       0.3%            4.7       -0.2%             (3.0)
   Total                                                      7.8%        $ 130.2        7.1%          $ 119.6
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                           $ 6,728.4                    $ 6,788.3
                                                        ----------     ----------    ------------    ------------
EQUITY SECURITIES
Investment Income                                            -5.7%         $ (4.6)     128.6%          $ 166.7
Realized Gains (losses)                                      -2.0%           (1.6)      15.6%             20.2
   Total                                                     -7.7%         $ (6.2)     144.2%          $ 186.9
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                             $ 317.5                      $ 517.5
                                                        ----------     ----------    ------------    ------------
MORTGAGE LOANS
Investment Income                                             8.2%         $ 35.4        8.0%           $ 35.4
Realized Gains (losses)                                       0.4%            1.7        0.5%              2.1
   Total                                                      8.6%         $ 37.1        8.5%           $ 37.5
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                           $ 1,701.0                    $ 1,825.2
                                                        ----------     ----------    ------------    ------------
REAL ESTATE (3)
Investment Income                                             5.1%          $ 2.7        6.7%            $ 6.2
Realized Gains (losses)                                      -2.9%           (1.5)      -0.6%             (0.6)
   Total                                                      2.2%          $ 1.2        6.0%            $ 5.6
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                             $ 214.4                      $ 373.5
                                                        ----------     ----------    ------------    ------------
POLICY LOANS
Investment Income                                             7.0%         $ 22.0        6.7%           $ 21.2
Realized Gains (losses)                                       0.0%              -        0.0%                -
   Total                                                      7.0%         $ 22.0        6.7%           $ 21.2
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                           $ 1,259.2                    $ 1,263.3
                                                        ----------     ----------    ------------    ------------
CASH AND CASH EQUIVALENTS
Investment Income                                             5.8%         $ 11.7        6.7%            $ 6.0
Realized Gains (losses)                                       0.0%           (0.0)       0.0%                -
   Total                                                      5.8%         $ 11.7        6.7%            $ 6.0
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                             $ 625.1                      $ 341.5
                                                        ----------     ----------    ------------    ------------
OTHER INVESTED ASSETS
Investment Income                                             5.5%          $ 1.3       17.4%            $ 2.3
Realized Gains (losses)                                      -3.0%           (0.7)      -0.7%             (0.1)
   Total                                                      2.5%          $ 0.6       16.7%            $ 2.2
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                              $ 91.2                       $ 67.5
                                                        ----------     ----------    ------------    ------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                             7.0%        $ 194.1       13.0%          $ 360.4
Realized Gains (losses)                                       0.1%            2.5        0.7%             18.6
   Total                                                      7.1%        $ 196.6       13.7%          $ 379.0
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                          $ 10,936.8                   $ 11,176.8
                                                        ----------     ----------    ------------    ------------
Other Fee Income                                              0.0%          $ 1.2        0.1%            $ 1.3
Investment expense                                           -0.4%        $ (11.5)      -0.4%           $ (9.9)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                             6.6%        $ 183.7       12.7%          $ 351.8
Realized Gains (losses)                                       0.1%            2.5        0.7%             18.6
   Total                                                      6.7%        $ 186.2       13.4%          $ 370.4
                                                        ----------     ----------    ------------    ------------
Ending Assets                                                            10,936.8                     11,176.8
                                                        ----------     ----------    ------------    ------------
Net unrealized gains (losses) on fixed maturities                           120.4                       (208.1)
                                                        ----------     ----------    ------------    ------------
    Total invested assets (4)                                          $ 11,057.2                   $ 10,968.7
                                                        ----------     ----------    ------------    ------------


                                                          YEAR ENDED                       YEAR ENDED
                                                        DECEMBER 31, 2000               DECEMBER 31, 1999
                                                    YIELD (1)          AMOUNT      YIELD (1)          AMOUNT
                                                   ($ MILLIONS)                   ($ MILLIONS)

FIXED MATURITIES
Investment Income                                      7.4%          $ 495.4          7.2%          $ 477.7
Realized Gains (losses)                               -0.4%            (30.1)        -0.1%             (8.6)
   Total                                               6.9%          $ 465.3          7.1%          $ 469.1
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                      $ 6,702.7                      $ 6,752.6
                                                   -----------     ----------     ------------    -----------
EQUITY SECURITIES
Investment Income                                     56.4%          $ 239.4         39.7%          $ 194.2
Realized Gains (losses)                                5.1%             21.6         15.6%             76.0
   Total                                              61.5%          $ 261.0         55.3%          $ 270.2
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                        $ 328.6                        $ 519.8
                                                   -----------     ----------     ------------    -----------
MORTGAGE LOANS
Investment Income                                      8.3%          $ 144.4          8.2%          $ 127.7
Realized Gains (losses)                                1.1%             19.8          0.0%              0.8
   Total                                               9.5%          $ 164.1          8.2%          $ 128.5
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                      $ 1,754.7                      $ 1,713.4
                                                   -----------     ----------     ------------    -----------
REAL ESTATE (3)
Investment Income                                      7.0%           $ 20.4          7.0%           $ 35.0
Realized Gains (losses)                                9.2%             26.7         10.4%             52.0
   Total                                              16.2%           $ 47.1         17.4%           $ 87.0
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                        $ 212.0                        $ 369.1
                                                   -----------     ----------     ------------    -----------
POLICY LOANS
Investment Income                                      6.8%           $ 86.6          6.5%           $ 81.9
Realized Gains (losses)                                0.0%                -          0.0%                -
   Total                                               6.8%           $ 86.6          6.5%           $ 81.9
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                      $ 1,264.6                      $ 1,268.2
                                                   -----------     ----------     ------------    -----------
CASH AND CASH EQUIVALENTS
Investment Income                                      6.6%           $ 28.2          4.1%           $ 17.3
Realized Gains (losses)                                0.0%             (0.0)         0.0%                -
   Total                                               6.6%           $ 28.2          4.1%           $ 17.3
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                        $ 869.6                        $ 377.1
                                                   -----------     ----------     ------------    -----------
OTHER INVESTED ASSETS
Investment Income                                      5.9%            $ 4.1         -0.5%           $ (0.2)
Realized Gains (losses)                               -0.7%             (0.5)        12.4%              4.9
   Total                                               5.3%            $ 3.6         11.9%            $ 4.7
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                        $ 100.0                         $ 38.0
                                                   -----------     ----------     ------------    -----------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                      9.1%        $ 1,018.4          8.6%          $ 933.6
Realized Gains (losses)                                0.3%             37.5          1.1%            125.1
   Total                                               9.5%        $ 1,055.9          9.7%        $ 1,058.7
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                     $ 11,232.2                     $ 11,038.2
                                                   -----------     ----------     ------------    -----------
Other Fee Income                                       0.0%            $ 4.0          0.0%            $ 4.2
Investment expense                                    -0.4%          $ (44.3)        -0.3%          $ (35.5)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                      8.8%          $ 978.1          8.3%          $ 902.3
Realized Gains (losses)                                0.3%             37.5          1.1%            125.1
   Total                                               9.1%        $ 1,015.6          9.4%        $ 1,027.4
                                                   -----------     ----------     ------------    -----------
Ending Assets                                                       11,232.2                       11,038.2
                                                   -----------     ----------     ------------    -----------
Net unrealized gains (losses) on fixed maturities                       (9.8)                        (206.4)
                                                   -----------     ----------     ------------    -----------
    Total invested assets (4)                                     $ 11,222.5                     $ 10,831.8
                                                   -----------     ----------     ------------    -----------


                                                                 YEAR ENDED
                                                             DECEMBER 31, 1998
                                                       YIELD (1)               AMOUNT
                                                      ($ MILLIONS)
 FIXED MATURITIES
Investment Income                                        7.4%                $ 448.7
Realized Gains (losses)                                  0.1%                    8.5
   Total                                                 7.5%                $ 457.2
                                                       -----------         ------------
Ending Assets                                                              $ 6,453.5
                                                       -----------         ------------
EQUITY SECURITIES
Investment Income                                       13.5%                 $ 53.6
Realized Gains (losses)                                  1.7%                    6.9
   Total                                                15.2%                 $ 60.5
                                                       -----------         ------------
Ending Assets                                                                $ 457.2
                                                       -----------         ------------
MORTGAGE LOANS
Investment Income                                        8.7%                $ 124.1
Realized Gains (losses)                                  0.5%                    7.6
   Total                                                 9.2%                $ 131.7
                                                       -----------         ------------
Ending Assets                                                              $ 1,420.0
                                                       -----------         ------------
REAL ESTATE (3)
Investment Income                                        5.0%                 $ 44.4
Realized Gains (losses)                                 14.6%                  127.6
   Total                                                19.6%                $ 172.0
                                                       -----------         ------------
Ending Assets                                                                $ 634.2
                                                       -----------         ------------
POLICY LOANS
Investment Income                                        6.6%                 $ 82.4
Realized Gains (losses)                                  0.0%                      -
   Total                                                 6.6%                 $ 82.4
                                                       -----------         ------------
Ending Assets                                                              $ 1,269.6
                                                       -----------         ------------
CASH AND CASH EQUIVALENTS
Investment Income                                        4.8%                 $ 18.8
Realized Gains (losses)                                  0.0%                      -
   Total                                                 4.8%                 $ 18.8
                                                       -----------         ------------
Ending Assets                                                                $ 463.5
                                                       -----------         ------------
OTHER INVESTED ASSETS
Investment Income                                        1.8%                  $ 1.0
Realized Gains (losses)                                 37.5%                   20.5
   Total                                                39.3%                 $ 21.5
                                                       -----------         ------------
Ending Assets                                                                 $ 40.7
                                                       -----------         ------------

TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                        7.4%                $ 773.0
Realized Gains (losses)                                  1.6%                  171.1
   Total                                                 9.0%                $ 944.1
                                                       -----------         ------------
Ending Assets                                                             $ 10,738.7
                                                       -----------         ------------
Other Fee Income                                         0.1%                  $ 4.8
Investment expense                                      -0.4%                $ (42.1)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                        7.0%                $ 735.7
Realized Gains (losses)                                  1.6%                  171.1
   Total                                                 8.6%                $ 906.8
                                                       -----------         ------------
Ending Assets                                                               10,738.7
                                                       -----------         ------------
Net unrealized gains (losses) on fixed maturities                              252.5
                                                       -----------         ------------
    Total invested assets (4)                                             $ 10,991.2
                                                       -----------         ------------

(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $689.7 million and results are excluded from the yield calculation.

 The Exhibit above include invested assets in the Closed Block.

EXHIBIT 19A
(UNAUDITED)

                 FIXED MATURITIES BY CREDIT QUALITY - COMBINED BASIS

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

----------------------------------------------------------------------------------------------------------
                                                                 QUARTER ENDED
                                                                 MARCH 31, 2001
       NAIC        RATING AGENCY                   AMORTIZED          % OF            ESTIMATED
      RATING       EQUIVALENT DESIGNATION            COST             TOTAL          FAIR VALUE
                                                                  ($ MILLIONS)
----------------------------------------------------------------------------------------------------------

        1          Aaa/Aa/A                        $ 2,691.7       73.9%            $ 2,749.0
        2          Baa                                 785.7       21.2%                788.6
        3          Ba                                  139.5        3.7%                135.8
        4          B                                    28.2        0.7%                 26.6
        5          Caa and lower                         7.6        0.2%                  7.9
        6          In or near default                    4.0         0.1%                 4.7
                                                   ---------      ------           ----------
                   Subtotal                          3,656.7       99.8%              3,712.6
                   Redeemable preferred stock            6.0         0.2%                 5.8
                                                   ---------      ------           ----------
                   Total Public Fixed
                   Maturities                      $ 3,662.7       100.0%           $ 3,718.4
                                                   =========      ======           ==========

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000
       NAIC        RATING AGENCY                  AMORTIZED         % OF            ESTIMATED
      RATING       EQUIVALENT DESIGNATION            COST           TOTAL          FAIR VALUE
-------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                      $ 2,664.8          74.2%           $ 2,671.6
        2          Baa                               775.2          21.3%               759.9
        3          Ba                                133.2           3.5%               125.5
        4          B                                  30.2           0.7%                25.1
        5          Caa and lower                      10.8           0.2%                 7.6
        6          In or near default                  1.8            0.0%                1.6
                                                   ---------      ------           ----------
                   Subtotal                        3,616.0         100.0%             3,591.3
                   Redeemable preferred stock          1.0            0.0%                0.8
                                                   ---------      ------           ----------

                   Total Public Fixed
                   Maturities                    $ 3,617.0          100.0%          $ 3,592.1
                                                 =========         ======           =========

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------
                                                                   QUARTER ENDED
                                                                   MARCH 31, 2001
       NAIC        RATING AGENCY                  AMORTIZED         % OF             ESTIMATED
      RATING       EQUIVALENT DESIGNATION            COST            TOTAL           FAIR VALUE
                                                                      ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 1,051.8        34.5%             1,081.7
        2          Baa                               1,616.7        53.0%             1,657.3
        3          Ba                                  315.9        10.0%               314.3
        4          B                                    50.0         1.4%                45.3
        5          Caa and lower                         9.8         0.3%                 9.8
        6          In or near default                    0.1         0.0%                 0.7
                                                   ---------      ------           ----------
                   Subtotal                          3,044.3        99.3%             3,109.1
                   Redeemable preferred stock           21.4         0.7%                21.3
                                                   ---------      ------           ----------
                   Total Private Fixed
                   Maturities                      $ 3,065.7       100.0%             3,130.4
                                                   =========      ======           ==========

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED
                                                                   DECEMBER 31, 2000
       NAIC        RATING AGENCY                 AMORTIZED                  % OF                ESTIMATED
      RATING       EQUIVALENT DESIGNATION            COST                    TOTAL              FAIR VALUE
                                                                              ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                      $ 1,074.9                   34.9%           $ 1,086.3
        2          Baa                             1,614.6                   52.7%             1,628.8
        3          Ba                                309.7                    9.7%               302.2
        4          B                                  50.0                    1.6%                48.5
        5          Caa and lower                       9.9                    0.4%                 9.9
        6          In or near default                  0.2                     0.0%                0.2
                                                 ---------                  ------           ----------
                   Subtotal                        3,059.3                   99.2%             3,075.9
                   Redeemable preferred stock         26.4                     0.8%               25.0
                                                 ---------                  ------           ----------

                   Total Private Fixed
                   Maturities                    $ 3,085.7                   100.0%          $ 3,100.9
                                                 =========                  ======           =========

TOTAL FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------
                                                  QUARTER ENDED
                                                  MARCH 31, 2001
       NAIC        RATING AGENCY                    AMORTIZED         % OF                   ESTIMATED
      RATING       EQUIVALENT DESIGNATION             COST            TOTAL                 FAIR VALUE
                                                                          ($ MILLIONS)
--------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                      $ 3,743.5             55.9%               $ 3,830.7
        2          Baa                             2,402.4             35.7%                 2,445.9
        3          Ba                                455.4              6.6%                   450.1
        4          B                                  78.2              1.0%                    71.9
        5          Caa and lower                      17.4              0.3%                    17.7
        6          In or near default                  4.1              0.1%                     5.4
                                                 ---------           ------               ----------
                   Subtotal                        6,701.0             99.6%                 6,821.7
                   Redeemable preferred stock         27.4              0.4%                    27.1
                                                 ---------            ------              ----------

                   Total Fixed
                   Maturities                    $ 6,728.4            100.0%               $ 6,848.8
                                                 =========           ======               ==========



TOTAL FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED
                                                   DECEMBER 31, 2000
       NAIC        RATING AGENCY                   AMORTIZED                     % OF                ESTIMATED
      RATING       EQUIVALENT DESIGNATION             COST                        TOTAL              FAIR VALUE
                                                                                     ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                         $ 3,739.7                   56.1%                 $ 3,757.9
        2          Baa                                2,389.8                   35.7%                   2,388.7
        3          Ba                                   442.9                    6.4%                     427.7
        4          B                                     80.2                    1.1%                      73.6
        5          Caa and lower                         20.7                    0.3%                      17.5
        6          In or near default                     2.0                    0.0%                       1.8
                                                    ---------                  ------                ----------
                   Subtotal                           6,675.3                   99.6%                   6,667.2
                   Redeemable preferred stock           27.4                     0.4%                      25.8
                                                   ---------                  ------                 ----------
                   Total Fixed
                   Maturities                      $ 6,702.7                   100.0%                 $ 6,693.0
                                                   =========                  ======                 ==========



-----------------------------------------------------------------------------------------------------------------------



  The Exhibit above includes invested assets in the Closed Block.
  Excludes Trading Portfolio Assets.

EXHIBIT 19B
(UNAUDITED)

                          FIXED MATURITIES BY INDUSTRY

--------------------------------------------------------------------------------------------------------------------------------
                                                                             MARCH 31, 2001

                                                                              ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRY                                 PUBLIC           %              PRIVATE                %         TOTAL               %
--------                                 ------           -              -------                -         -----               -
Consumer Goods & Services               $ 393.9       10.6%              $ 711.1            22.7%     $ 1,105.0           16.1%
Non-Government- Asset/Mortgage Backed     490.7       13.2%                287.0             9.2%         777.7           11.4%
Public Utilities                          434.5       11.8%                307.1             9.8%         741.6           10.8%
Other Manufacturing                       203.0        5.5%                496.0            15.8%         699.0           10.2%
Financial Services                        225.0        6.1%                414.8            13.3%         639.8            9.3%
Transportation/Aerospace                  294.8        7.9%                194.9             6.3%         489.7            7.2%
Banks                                     436.4       11.7%                 37.8             1.2%         474.2            6.9%
Energy                                    234.8        6.3%                215.4             6.9%         450.2            6.6%
Government & Agency                       384.8       10.3%                  0.2             0.0%         385.0            5.6%
Nat/Res/Manuf(non-energy)                  86.1        2.3%                280.0             8.9%         366.1            5.3%
Mortgage Backed-Government & Agency       323.6        8.7%                  3.1             0.1%         326.7            4.8%
Telecommunications                        105.9        2.8%                 29.1             0.9%         135.0            2.0%
Other                                      82.5        2.2%                 16.6             0.5%          99.1            1.4%
Media/Adver/Printing                       21.3        0.6%                 71.2             2.3%          92.5            1.4%
Cable Television                            1.1        0.0%                 35.7             1.1%          36.8            0.5%
Bank Holding Companies                      0.0        0.0%                 30.4             1.0%          30.4            0.4%
                                       -------------------------------------------------------------------------    ------------
    Total                               3,718.4      100.0%              3,130.4           100.0%       6,848.8          100.0%
                                       =========================================================================    ============

                                DECEMBER 31, 2000

                                  ($ MILLIONS)

-------------------------------------------------------------------------------------------------------------------------------

INDUSTRY                                PUBLIC           %              PRIVATE                %         TOTAL               %
--------                                ------           -              -------                -         -----               -
Consumer Goods & Services              $ 352.5        9.8%              $ 690.4            22.2%     $ 1,042.9           15.6%
Non-Government- Asset/Mortgage Backed    469.6       13.1%                295.4             9.5%         765.0           11.4%
Public Utilities                         437.6       12.2%                322.9            10.4%         760.5           11.4%
Other Manufacturing                      190.6        5.3%                483.9            15.6%         674.5           10.1%
Financial Services                       219.4        6.1%                408.3            13.2%         627.7            9.4%
Transportation/Aerospace                 291.9        8.1%                189.0             6.1%         480.9            7.2%
Energy                                   219.5        6.1%                235.1             7.6%         454.6            6.8%
Banks                                    410.7       11.5%                 37.3             1.2%         448.0            6.7%
Government & Agency                      366.1       10.2%                  0.2             0.0%         366.3            5.5%
Nat/Res/Manuf(non-energy)                 82.1        2.3%                268.6             8.7%         350.7            5.2%
Mortgage Backed-Government & Agency      335.8        9.3%                  3.1             0.1%         338.9            5.1%
Telecommunications                       114.7        3.2%                 32.6             1.1%         147.3            2.2%
Other                                     79.8        2.2%                 21.5             0.7%         101.3            1.5%
Media/Adver/Printing                      20.7        0.6%                 65.3             2.1%          86.0            1.3%
Bank Holding Companies                     0.0        0.0%                 32.5             1.0%          32.5            0.5%
Cable Television                           1.0        0.0%                 14.9             0.5%          15.9            0.2%
                                       ------------------------------------------------------------------------    ------------
    Total                              3,592.0      100.0%              3,101.0           100.0%       6,693.0          100.0%
                                       ========================================================================    ============

The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

EXHIBIT 19C
(UNAUDITED)

                         VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

----------------------------------------------------------------------------------------------
                                                      MARCH 31, 2001         DECEMBER 31, 2000
                                                      ($ IN MILLIONS)        ($ IN MILLIONS)
-----------------------------------------------------------------------------------------------
EQUITY METHOD

    Public common stock                                 $ 27.0                   $ 47.8
    Private common stock                                 108.9                     97.2
                                                      ---------                 --------
        Sub-total                                      $ 135.9                  $ 145.0

COST METHOD
    Public common stock                                 $ 25.2                   $ 26.8
    Private common stock                                 109.0                    106.2
                                                      ---------                 --------
        Sub-total                                      $ 134.2                  $ 133.0
                                                      ---------                 --------
TOTAL VENTURE CAPITAL PARTNERSHIP INVESTMENTS          $ 270.1                  $ 278.0
                                                      =========                ========



VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

--------------------------------------------------------------------------------------------------------------------
                                                                   MARCH 31, 2001              DECEMBER 31, 2000
                                                             -------------------------      ------------------------
                                                              ($ MILLIONS)        %         ($ MILLIONS)        %
---------------------------------------------------------------------------------------------------------------------
Information Technology                                          $ 141.0          52.2%       $ 144.1           51.8%
Domestic LBO                                                       49.8          18.3%          50.8           18.3%
Life Sciences                                                      20.7           7.7%          21.0            7.6%
Telecommunications                                                 13.8           5.1%          15.9            5.7%
International LBO                                                  16.4           6.1%          18.2            6.6%
Merchant Banking                                                   13.2           4.9%          13.7            4.9%
Other                                                              15.2           5.6%          14.3            5.1%
                                                                  -----           ----         -----            ----
TOTAL VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR         $ 270.1         100.0%         278.0          100.0%
                                                                  =====         ======         =====          ======

EXHIBIT 20
(UNAUDITED)

    PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                        MORTGAGES AT CARRYING VALUE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     MAR. 31,                    DEC. 31,
                                                                                       2001                        2000
                                                                                                  ($ MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGES                                                           $ 1,391.5                   $ 1,443.3
                                                                                     ==========                  =========

Problem commercial mortgages (1)                                                          13.4                        14.8
Potential problem commercial mortgages                                                    72.5                        64.7
Restructured commercial mortgages                                                         69.0                        75.6
                                                                                          -----                       ----

Total problem, potential problem & restructured
    commercial mortgages                                                               $ 154.9                     $ 155.1
                                                                                       ========                    =======

Total problem, potential problem & restructured
    commercial mortgages as % of
    total commercial mortgages                                                            11.1%                       10.7%
                                                                                          =====                       =====

Valuation allowances/writedowns (2)
   Problem loans                                                                         $ 0.1                       $ 0.4
   Potential problem loans                                                                16.4                        14.3
   Restructured loans                                                                      7.0                         7.7
                                                                                           ----                        ---
Total valuation allowances/writedowns                                                   $ 23.5                      $ 22.4
                                                                                        =======                     ======

Total valuation allowances as a percent of problem problem, potential problem and restructured commercial mortgages at carrying value before
   valuation allowances and writedowns                                                    13.2%                       12.6%
                                                                                          =====                       =====


---------------------------------------------------------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 21A
(UNAUDITED)

                               EQUITY REAL ESTATE

                                MAR 31,        DEC 31,
                                 2001            2000
                                ----            ----
                                       ($ MILLIONS)
-------------------------------------------------------
TYPE
Real estate                    $ 53.9            $ 54.2
Joint ventures                  119.4             116.3
                               ------            ------
   Subtotal                     173.3             170.5
Foreclosed                       41.1              41.5
                               ------            ------
   Total                       $214.4            $212.0
                               ======            ======


                                          THREE MONTHS ENDED           YEAR ENDED
                                                 Mar 31,                 Dec 31,
                                          2001            2000             2000
                                          ----            ----             ----
                                              ($ millions)            ($ millions)
---------------------------------------------------------------------------------
Sales Proceeds                            $  7.7           $  0.3          $214.0
Carrying value at date of sale               8.0              0.2           182.9
                                          ======           ======          ======
Gain (loss)                               $ (0.3)          $  0.1          $ 31.1
                                          ======           ======          ======

EXHIBIT 21B
(UNAUDITED)

                           MORTGAGES AND REAL ESTATE

                              MAR 31, 2001                 DEC 31, 2000
                              ------------                 ------------
                              ($ MILLIONS)                 ($ MILLIONS)
-----------------------------------------------------------------------------
Geographic Region
Southeast                $  387.9         20.2%        $  420.3         21.4%
West                        344.4         18.0%           341.0         17.3%
Northeast                   307.7         16.1%           337.9         17.2%
Mountain                    432.7         22.7%           430.0         21.9%
Midwest                     324.0         16.8%           322.8         16.4%
Southwest                   118.7          6.2%           114.7          5.8%
                         --------     --------         --------     --------
                         $1,915.4          100%        $1,966.7          100%
                         ========     ========         ========     ========

                                MAR 31, 2001                  DEC 31, 2000
                                ------------                  ------------
                                ($ MILLIONS)                  ($ MILLIONS)
-------------------------------------------------------------------------------
PROPERTY TYPE:
Office Buildings         $  832.3           43.4%      $  853.4           43.4%
Agricultural                309.4           16.2%         311.3           15.8%
Hotel                       281.9           14.7%         287.6           14.6%
Retail                      139.2            7.3%         147.4            7.5%
Industrial                  138.5            7.2%         133.6            6.8%
Other                       133.5            7.0%         133.0            6.8%
Apartment Buildings          80.6            4.2%         100.4            5.1%
                         --------       --------       --------       --------
                         $1,915.4            100%      $1,966.7            100%
                         ========       ========       ========       ========


The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 22
(UNAUDITED)
                            HISTORICAL QUARTERLY DATA

--------------------------------------------------------------------------------------------------------------------------------
                                                                 Q1'01          2000             Q4'00             Q3'00
                                                                                    ($ millions, except per share amounts)
--------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                 $        165.1    $        700.5    $        196.5    $        162.5
Universal life and investment-type product policy fees             49.7             205.8              48.8              51.2
Net investment income                                             183.7             978.1             165.2             231.6
Net realized gains on investments                                   2.5              37.5               4.9              22.9
Group pension profits                                               9.9              37.1               8.1              10.8
Retail Brokerage and Investment Banking                            71.1              59.8              13.1              12.3
Other income                                                       30.3             163.5              36.2              40.0
                                                         -----------------------------------------------------------------------
     Total revenues                                               512.3           2,182.3             472.8             531.3
                                                         -----------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                         197.7             787.8             210.7             194.0
Interest credited to policyholder account balances                 28.3             110.6              27.5              28.9
Amortization of deferred policy acquisition costs                  37.2             139.1              33.7              30.7
Dividends to policyholders                                         54.6             235.5              64.6              61.0
Demutualization Expense                                              --                --                --                --
Other operating costs and expenses(2)                             174.2             513.2             124.2             116.4
                                                         -----------------------------------------------------------------------
    Total benefits and expenses                                   492.0           1,786.2             460.7             431.0
                                                         -----------------------------------------------------------------------
Income before income taxes and extraordinary item                  20.3             396.1              12.1             100.3

Income tax expense                                                  7.0             133.8               3.0              33.1
                                                         -----------------------------------------------------------------------
Income before extraordinary item                                   13.3             262.3               9.1              67.2
Extraordinary item                                                   --             (37.7)               --              (1.0)
                                                         -----------------------------------------------------------------------
Net income                                               $         13.3    $        224.6    $          9.1    $         66.2
                                                         =======================================================================

OPERATING INCOME:
Net Income                                               $         13.3    $        224.6    $          9.1    $         66.2
Less:
  Net realized gains on investments (after-tax)                    (1.5)            (24.4)             (3.2)            (14.9)
Plus:
  Policyholder dividends resulting from closed                     (0.1)             (4.5)             (1.7)              1.7
  block realized  gains (after tax)
  Surplus tax                                                        --                --                --                --
  Extraordinary Items/Demutualization expenses                       --              37.7                --               1.0

                                                         -----------------------------------------------------------------------
Operating income                                         $         11.7    $        233.4    $          4.2    $         54.0
Early Retirement and Realignment Charge                              --                --                --                --
                                                         -----------------------------------------------------------------------

Operating Income Excluding Charge                        $         11.7    $        233.4    $          4.2    $         54.0
                                                         =======================================================================



NUMBER OF SHARES USED IN PER SHARE CALCULATIONS(1):
   BASIC                                                     48,720,335        46,466,675        46,149,301        46,147,359
   DILUTED                                                   50,314,782        47,787,893        48,187,864        47,665,052

NET INCOME PER SHARE:
   BASIC                                                 $         0.27    $         4.83    $         0.20    $         1.43
   DILUTED                                               $         0.26    $         4.70    $         0.19    $         1.39

INCOME BEFORE EXTRAORDINARY ITEM (2)
   BASIC                                                 $         0.27    $         5.64    $         0.20    $         1.46
   DILUTED                                               $         0.26    $         5.49    $         0.19    $         1.41

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                 $         0.24    $         5.02    $         0.09    $         1.17
   DILUTED                                               $         0.23    $         4.88    $         0.09    $         1.13

OPERATING INCOME PER SHARE:
   BASIC                                                 $         0.24    $         5.02    $         0.09    $         1.17
   DILUTED                                               $         0.23    $         4.88    $         0.09    $         1.13


---------------------------------------------------------------------------------------------------------------------------------
                                                               Q2'00             Q1'00            1999             Q4'99

---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                  $        176.5    $        165.0    $        717.1    $        203.5
Universal life and investment-type product policy fees              55.9              49.9             196.3              50.6
Net investment income                                              229.5             351.8             902.3             298.8
Net realized gains on investments                                   (8.9)             18.6             125.1              24.4
Group pension profits                                                8.1              10.1              63.0              15.2
Retail Brokerage and Investment Banking                             16.0              18.4              63.4              17.6
Other income                                                        46.1              41.2             133.8              39.6
                                                          -----------------------------------------------------------------------
     Total revenues                                                523.2             655.0           2,201.0             649.7
                                                          -----------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                          202.4             180.7             787.1             219.3
Interest credited to policyholder account balances                  25.8              28.4             115.5              28.3
Amortization of deferred policy acquisition costs                   37.2              37.5             137.8              29.2
Dividends to policyholders                                          52.7              57.2             230.7              49.5
Demutualization Expense                                               --                --               2.0               0.1
Other operating costs and expenses(2)                              133.6             139.0             547.3             148.8
                                                          -----------------------------------------------------------------------
    Total benefits and expenses                                    451.7             442.8           1,820.4             475.2
                                                          -----------------------------------------------------------------------
Income before income taxes and extraordinary item                   71.5             212.2             380.6             174.5

Income tax expense                                                  23.4              74.3             132.0              60.9
                                                          -----------------------------------------------------------------------
Income before extraordinary item                                    48.1             137.9             248.6             113.6
Extraordinary item                                                    --             (36.7)               --                --
                                                          -----------------------------------------------------------------------
Net income                                                $         48.1    $        101.2    $        248.6    $        113.6
                                                          =======================================================================

OPERATING INCOME:
Net Income                                                $         48.1    $        101.2    $        248.6    $        113.6
Less:
  Net realized gains on investments (after-tax)                      5.8             (12.1)            (81.3)            (15.8)
Plus:
  Policyholder dividends resulting from closed                      (2.9)             (1.6)              1.9                -3
  block realized  gains (after tax)
  Surplus tax                                                         --                --                --                --
  Extraordinary Items/Demutualization expenses                        --              36.7               2.0               0.1
                                                          -----------------------------------------------------------------------
Operating income                                          $         51.0    $        124.2    $        171.2    $         94.9
Early Retirement and Realignment Charge                   $           --    $           --    $         38.8    $          0.5
                                                          -----------------------------------------------------------------------
Operating Income Excluding Charge                         $         51.0    $        124.2    $        210.0    $         95.4
                                                          =======================================================================



NUMBER OF SHARES USED IN PER SHARE CALCULATIONS(1):
   BASIC                                                      46,528,902        47,104,995        47,238,328        47,238,328
   DILUTED                                                    47,549,860        47,703,881        47,812,953        47,877,402

NET INCOME PER SHARE:
   BASIC                                                  $         1.03    $         2.15    $         5.26    $         2.40
   DILUTED                                                $         1.01    $         2.12    $         5.20    $         2.37

INCOME BEFORE EXTRAORDINARY ITEM (2)
   BASIC                                                  $         1.03    $         2.93    $         5.26    $         2.40
   DILUTED                                                $         1.01    $         2.89    $         5.20    $         2.37

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                  $         1.10    $         2.64    $         4.45    $         2.02
   DILUTED                                                $         1.07    $         2.60    $         4.39    $         1.99

OPERATING INCOME PER SHARE:
   BASIC                                                  $         1.10    $         2.64    $         3.62    $         2.01
   DILUTED                                                $         1.07    $         2.60    $         3.58    $         1.98

-------------------------------------------------------------------------------------------------------------------------------
                                                           Q3'99             Q2'99               Q1'99             1998

-------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                $        165.0    $        178.9    $        169.7    $        721.8
Universal life and investment-type product policy fees            47.8              52.5              45.4             151.6
Net investment income                                            219.3             196.1             188.1             735.7
Net realized gains on investments                                 24.4              43.1              33.2             171.1
Group pension profits                                             21.5              12.0              14.3              56.8
Retail Brokerage and Investment Banking                           15.1              17.5              13.2              43.5
Other income                                                      32.5              32.5              29.2             119.7
                                                        -----------------------------------------------------------------------
     Total revenues                                              525.6             532.6             493.1           2,000.2
                                                        -----------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                        180.4             200.5             186.9             789.8
Interest credited to policyholder account balances                28.5              28.6              30.1             113.7
Amortization of deferred policy acquisition costs                 41.3              32.6              34.7             131.0
Dividends to policyholders                                        64.1              53.5              63.6             218.2
Demutualization Expense                                            1.9                                                  27.2
Other operating costs and expenses(2)                            166.3             125.2             107.0             453.3
                                                        -----------------------------------------------------------------------
    Total benefits and expenses                                  482.5             440.4             422.3           1,733.2
                                                        -----------------------------------------------------------------------
Income before income taxes and extraordinary item                 43.1              92.2              70.8             267.0

Income tax expense                                                15.5              30.8              24.8             103.0
                                                        -----------------------------------------------------------------------
Income before extraordinary item                                  27.6              61.4              46.0             164.0
Extraordinary item                                                                    --                                  --
                                                        -----------------------------------------------------------------------
Net income                                              $         27.6    $         61.4    $         46.0    $        164.0
                                                        =======================================================================

OPERATING INCOME:
Net Income                                              $         27.6    $         61.4    $         46.0    $        164.0
Less:
  Net realized gains on investments (after-tax)                  (15.9)            (28.0)            (21.6)           (111.2)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)                                1.2               0.9               2.8                --
  Surplus tax                                                       --                --                --                --
  Extraordinary Items/Demutualization expenses                     1.9                --                --              27.2
                                                        -----------------------------------------------------------------------
Operating income                                        $         14.8    $         34.3    $         27.2    $         80.0
Early Retirement and Realignment Charge                 $         38.3                --                --                --
                                                        -----------------------------------------------------------------------
Operating Income Excluding Charge                       $         53.1    $         34.3    $         27.2    $         80.0
                                                        =======================================================================



NUMBER OF SHARES USED IN PER SHARE CALCULATIONS(1):
   BASIC                                                    47,238,166        47,237,950        47,238,156        47,241,084
   DILUTED                                                  47,988,904        47,711,875        47,434,694        47,884,815

NET INCOME PER SHARE:
   BASIC                                                $         0.58    $         1.30    $         0.97    $         3.47
   DILUTED                                              $         0.58    $         1.29    $         0.97    $         3.42

INCOME BEFORE EXTRAORDINARY ITEM (2)
   BASIC                                                $         0.58    $         1.30    $         0.97    $         3.47
   DILUTED                                              $         0.58    $         1.29    $         0.97    $         3.42

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                $         1.13    $         0.73    $         0.58    $         1.69
   DILUTED                                              $         1.11    $         0.72    $         0.57    $         1.67

OPERATING INCOME PER SHARE:
   BASIC                                                $         0.31    $         0.73    $         0.58    $         1.69
   DILUTED                                              $         0.31    $         0.72    $         0.57    $         1.67

-----------------------------------------------------------------------------------------------------------------------------
                                                             Q4'98               Q3'98            Q2'98             Q1'98

-----------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                 $        200.5    $        167.5    $        177.4    $        176.4
Universal life and investment-type product policy fees             39.7              37.6              37.7              36.6
Net investment income                                             180.9             197.1             175.5             182.2
Net realized gains on investments                                   1.5              12.0             100.1              57.5
Group pension profits                                              22.7              11.4              13.1               9.6
Retail Brokerage and Investment Banking                            11.3               8.0              15.0               9.2
Other income                                                       36.4              29.1              28.3              25.9
                                                         --------------------------------------------------------------------
     Total revenues                                               493.0             462.7             547.1             497.4
                                                         --------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                         227.4             182.7             193.2             186.5
Interest credited to policyholder account balances                 25.7              29.3              28.4              30.3
Amortization of deferred policy acquisition costs                  28.1              32.1              37.9              32.9
Dividends to policyholders                                         54.6              55.2              53.8              54.6
Demutualization Expense                                            11.7               5.8               4.6               5.1
Other operating costs and expenses(2)                             123.6             102.7             117.6             109.4
                                                         --------------------------------------------------------------------
    Total benefits and expenses                                   471.1             407.8             435.5             418.8
                                                         --------------------------------------------------------------------
Income before income taxes and extraordinary item                  21.9              54.9             111.6              78.6

Income tax expense                                                 11.7              19.5              41.5              30.3
                                                         --------------------------------------------------------------------
Income before extraordinary item                                   10.2              35.4              70.1              48.3
Extraordinary item
                                                         --------------------------------------------------------------------
Net income                                               $         10.2    $         35.4    $         70.1    $         48.3
                                                         ====================================================================

OPERATING INCOME:
Net Income                                               $         10.2    $         35.4    $         70.1    $         48.3
Less:
  Net realized gains on investments (after-tax)                    (0.9)             (7.9)            (65.0)            (37.4)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)
  Surplus tax                                                        --              (1.9)              0.9               1.0
  Extraordinary Items/Demutualization expenses                     11.7               5.8               4.6               5.1
                                                         --------------------------------------------------------------------
Operating income                                         $         21.0    $         31.4    $         10.6    $         17.0
Early Retirement and Realignment Charge
                                                         --------------------------------------------------------------------
Operating Income Excluding Charge                        $         21.0    $         31.4    $         10.6    $         17.0
                                                         ====================================================================



NUMBER OF SHARES USED IN PER SHARE CALCULATIONS(1):
   BASIC                                                     47,241,084        47,238,166        47,237,950        47,238,156
   DILUTED                                                   47,884,815        47,988,904        47,711,875        47,434,694

NET INCOME PER SHARE:
   BASIC                                                 $         0.22    $         0.75    $         1.48    $         1.02
   DILUTED                                               $         0.21    $         0.74    $         1.47    $         1.02

INCOME BEFORE EXTRAORDINARY ITEM (2)
   BASIC                                                 $         0.22    $         0.75    $         1.48    $         1.02
   DILUTED                                               $         0.21    $         0.74    $         1.47    $         1.02

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                 $         0.44    $         0.66    $         0.22    $         0.36
   DILUTED                                               $         0.44    $         0.65    $         0.22    $         0.36

OPERATING INCOME PER SHARE:
   BASIC                                                 $         0.44    $         0.66    $         0.22    $         0.36
   DILUTED                                               $         0.44    $         0.65    $         0.22    $         0.36



(1) Income before extraordinary items has been restated to reflect the reclassification of demutualization expenses from extraordinary items to a separate caption, "Demutualization Expenses."

EXHIBIT 23

                            STATUTORY EXPENSE RATIOS

                                                               THREE MONTHS ENDING
                                                                     MARCH 31
                                                                     --------
                                                                2001         2000
                                                                ----         ----
--------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1):
  MONY Life Insurance Company                                 $  202.4    $  246.0
  MONY Life Insurance Company of America                         212.8       466.2
                                                              --------    --------
Total                                                         $  415.2    $  712.2
                                                              ========    ========

GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                                 $   58.1    $   68.1
  MONY Life Insurance Company of America                          31.5        29.4
                                                              --------    --------
Total                                                         $   89.6    $   97.5
                                                              ========    ========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                                 $    2.3    $    5.8
  MONY Life Insurance Company of America                           0.6         0.7
                                                              --------    --------
Total                                                         $    2.9    $    6.5
                                                              ========    ========

Expenses (excluding real estate expenses)                     $   86.7    $   91.0
                                                              ========    ========

Expenses (excluding real estate expenses) to Net Premiums         20.9%       12.8%
and Deposits

                                                                                          AS OF DECEMBER 31,
                                                                2000           1999         1998         1997           1996
                                                                ----           ----         ----         ----           ----
-------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1):
  MONY Life Insurance Company                                  $1,126.8      $  900.0      $  919.8      $1,003.0      $1,046.6
  MONY Life Insurance Company of America                        1,549.7       1,361.0         774.3         770.6         713.2
                                                               --------      --------      --------      --------      --------
Total                                                          $2,676.5      $2,261.0      $1,694.1      $1,773.6      $1,759.8
                                                               ========      ========      ========      ========      ========

GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                                  $  261.1      $  247.8      $  308.2      $  355.9      $  417.4
  MONY Life Insurance Company of America                          117.9         106.7          86.7          65.1          56.4
                                                               --------      --------      --------      --------      --------
Total                                                          $  379.0      $  354.5      $  394.9      $  421.0      $  473.8
                                                               ========      ========      ========      ========      ========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                                  $   22.5      $   34.9      $   56.3      $   86.2      $  130.4
  MONY Life Insurance Company of America                            2.7           2.8           3.2           5.4           6.4
                                                               --------      --------      --------      --------      --------
Total                                                          $   25.2      $   37.7      $   59.5      $   91.6      $  136.8
                                                               ========      ========      ========      ========      ========

Expenses (excluding real estate expenses)                      $  353.8      $  316.8      $  335.4      $  329.4      $  337.0
                                                               ========      ========      ========      ========      ========

Expenses (excluding real estate expenses) to Net Premiums          13.2%         14.0%         19.8%         18.6%         19.1%
and Deposits


(1)  Full Year Results from Annual Statement Page 4, Lines 1 and 1A

(2)  Full Year Results from Annual Statement Exhibit 5, Line 10

(3)  Full Year Results from Annual Statement Exhibit 5, Line 9.1

(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items

(5)  1999 Excludes $59.7 million of early retirement and realignment charge

(6) Includes for fourth quarter and year-ended December 31, 2000 approximately $116 million and $1.0 billion respectively of transfers to new product series. Includes for fourth quarter and year-ended December 31, 1999 $286 million and $727 million respectively of transfers to new product series.

(7) Includes for first quarter March 31, 2001 approximately $71 million of transfers to new product series and for the first quarter March 31, 2000 approximately $294 million.

                                       34